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                                                                   EXHIBIT 10.41


                                December 18, 2000

Tandy Brands Accessories, Inc.
690 East Lamar Blvd.
Arlington, Texas 76011

Ladies and Gentlemen:

         This Second Amendment to the Revolving Credit Agreement (the "Amendment") will serve to set forth the amended terms of the financing transaction by and between TANDY BRANDS ACCESSORIES, INC. ("Borrower"), and WELLS FARGO HSBC TRADE BANK, N.A. ("Lender").

         WHEREAS, Borrower and Lender have entered into that certain Revolving Credit Agreement, dated April 30, 1999, as amended (the "Credit Agreement"); and

         WHEREAS, the Borrower and the Lender have agreed to make certain changes to the Credit Agreement subject to the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

         1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

         2.       AMENDMENTS. The Credit Agreement is hereby amended as follows:

                  2.1 AMENDMENT TO "APPLICABLE MARGIN". The definition of "Applicable Margin" is amended to read as follows:


                                 "REVOLVING CREDIT COMMITMENT
                    --------------------------------------------------------
                    Eurodollar               Prime Rate          Quoted Rate
                    Borrowings               Borrowings          Borrowings
                    ----------               ----------          -----------
                      .75%                       0%                  .75%"

                  2.2 AMENDMENT TO SECTION 7.9. Present Section 7.9 of the Credit Agreement is deleted and replaced by the following

                           "7.9 Fixed Charges Coverage. Borrower shall not permit the ratio of (a) EBITDA to (b) Fixed Charges, in each case for Borrower and its Subsidiaries and for the four (4) fiscal quarters ending on the date of the determination, to be less than 1.5 to 1.0."

         3. CONDITIONS PRECEDENT. As a condition precedent to the effectiveness of this Amendment, Borrower agrees to provide the following documents to Lender:

                  (a) Each of the Guarantors shall execute and deliver to Lender a confirmation of guarantee in form and substance satisfactory to Lender confirming each Guarantor's guarantee of Borrower's indebtedness under the Credit Agreement.

         4. RATIFICATIONS, REPRESENTATIONS AND WARRANTIES. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower and Lender agree that the Credit Agreement, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Borrower represents and warrants that as of the date hereof, there is no Event of Default or Potential Default under the Credit Agreement.

         5. BENEFITS. This Amendment shall be binding upon and inure to the benefit of Lender and Borrower, and their respective successors and assigns; provided, however, that Borrower may not, without the prior written consent of Lender, assign any rights, powers, duties or obligations under this Amendment, the Credit Agreement or any of the other Loan Documents.

         6. CONSTRUCTION. This Amendment has been executed and delivered in the State of Texas, shall be governed by and construed in accordance with the laws of the State of Texas, and shall be performable by the parties hereto in Dallas County, Texas.





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         7.       INVALID PROVISIONS. If any provision of this Amendment is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions of this Amendment shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance.

         8. ENTIRE AGREEMENT. The Credit Agreement, as amended by this Amendment, contains the entire agreement among the parties regarding the subject matter hereof and supersedes all prior written and oral agreements and understandings among the parties hereto regarding same.

         9. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement to the "Agreement" shall mean a reference to the Credit Agreement as amended hereby.

         10. COUNTERPARTS. This Amendment may be separately executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.

         If the foregoing correctly sets forth our mutual agreement, please so acknowledge by signing and returning this Amendment to the undersigned.

                                             Very truly yours,

                                             WELLS FARGO HSBC TRADE BANK, N.A.


                                             By: /s/ DAN A. BYERS
                                                -------------------------------
                                             Name: Dan A. Byers
                                                  -----------------------------
                                             Title: Vice President
                                                  -----------------------------

                                             Lender's Address:

                                             1445 Ross Avenue
                                             Dallas, Texas 75202




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ACCEPTED as of the date
first written above.

BORROWER:

TANDY BRANDS ACCESSORIES, INC.

By: /s/ STAN NINEMIRE
   -----------------------------------
Name: Stan Ninemire
     ---------------------------------
 Title: Sr. Vice President
       -------------------------------



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                            CONFIRMATION OF GUARANTEE



          Reference is made to the Revolving Credit Agreement dated April 30, 1999 between WELLS FARGO HSBC TRADE BANK, N.A. ("Lender") and TANDY BRANDS ACCESSORIES, INC. ("Borrower"), as amended (the "Credit Agreement"). Each of the undersigned Guarantors hereby confirms that its respective Guaranty Agreements between each such Guarantor and Lender continues in full force and effect notwithstanding the Second Amendment to Revolving Credit Agreement dated as of December 18, 2000 between Lender and Borrower, which Second Amendment to Revolving Credit Agreement is hereby accepted and consented to by each Guarantor. In accordance herewith, the aforesaid Guaranty Agreements shall be deemed to cover and secure the Guaranteed Debt at any time due from Borrower to Lender pursuant to the Credit Agreement as the latter has been amended and supplemented by the Second Amendment to Credit Agreement. This Confirmation of Guarantee shall be governed by and construed in accordance with the laws of the State of Texas.

                                         TBAC GENERAL MANAGEMENT
                                         COMPANY

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         AMITY/ROLFS, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         TBAC CANTERBURY, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         TIGER ACCESSORIES, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------



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                                         ACCESSORY DESIGN GROUP, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         TBAC MANAGEMENT COMPANY,
                                         LTD.

                                         BY: TBAC General Management Company,
                                             its General Partner

                                             By: /s/ STAN NINEMIRE
                                                -------------------------------
                                             Name: Stan Ninemire
                                                  -----------------------------
                                             Title: Vice President
                                                   ----------------------------


                                         TBAC-PRINCE GARDNER, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         TBAC INVESTMENTS, INC.


                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------


                                         TBAC-SPIELBURG, INC.

                                         By: /s/ STAN NINEMIRE
                                            -----------------------------------
                                         Name: Stan Ninemire
                                              ---------------------------------
                                         Title: Vice President
                                               --------------------------------



Date:     December 18, 2000



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